                                         SECURITIES AND EXCHANGE COMMISSION

                                               WASHINGTON, D.C.  20549

                                                      FORM 8-K

                                                   CURRENT REPORT
                                         Pursuant to Section 13 or 15(d) of
                                         the Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported):
                                                   December 19, 2000

                                              LAMAR CAPITAL CORPORATION

                               (Exact name of registrant as specified in its charter)

                  Mississippi                       000-25145                   64-0733976
                (State or other                 (Commission File             (I.R.S. Employer
                jurisdiction of                      Number)                  Identification
                 incorporation)                                                  Number)

                                              401 Shelby Speights Drive
                                                 Purvis, Mississippi            39475
                                 (Address of principal executive offices)     (Zip code)

                                                   (601) 794-6047
                            (Registrant's telephone number, including area code)

Item 5.  Other Events

        On December 19, 2000, Lamar Capital Corporation issued a press release providing guidance on its fourth quarter results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                                    99.      Press Release issued by Lamar Capital
                                             Corporation dated December 19, 2000, headed
                                             "Lamar Capital Corporation Provides Guidance
                                             on Fourth Quarter Results."

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 19, 2000

                                             LAMAR CAPITAL CORPORATION

                                             By: /s/ Donna T. Rutland
                                                ------------------------------
                                                    Donna T. Rutland
                                                    Chief Financial Officer